                    SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section	240.14a-12

                         THE ROYCE FUND
        (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X]  No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction
                            applies:

 2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date filed:

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          ROYCE GLOBAL TRUST, INC.

To the Stockholders of
ROYCE GLOBAL TRUST, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ROYCE GLOBAL TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York, on April 28, 1999 at 11:00 a.m. (E.T.), for the following purposes:

      1. To amend the Fund's Articles of Incorporation changing its name to Royce Focus Trust, Inc.

      2. To elect a board of six directors, four to be elected by the holders of both the Fund's Common Stock and its 7.45% Cumulative Preferred Stock (the "Preferred Stock") voting together as a single class, and two to be elected only by the holders of the Fund's Preferred Stock.

      3. To ratify the selection of Tait, Weller & Baker as independent public accountants of the Fund for the year ending December 31, 1999.

      4. To transact such other business as may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 18, 1999 as the record date for the determination of those stockholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

     The Fund's Annual Report to Stockholders for the year ended December 31, 1998 was previously mailed to stockholders, and copies of it are available upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.

                           	IMPORTANT

     To save the Fund the expense of additional proxy solicitation, if you do not now expect to be present at the meeting, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States). The Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                              By order of the Board of Directors,

                              John E. Denneen
                              Secretary

March 25, 1999

                        ANNUAL MEETING OF STOCKHOLDERS
                                     OF
                          ROYCE GLOBAL TRUST, INC.
                         1414 Avenue of the Americas
                          New York, New York 10019

                          Wednesday, April 28, 1999


                        _____________________________
                               PROXY STATEMENT
                        _____________________________


      Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of Proxy for the meeting, solicited on behalf of the directors of Royce Global Trust, Inc. (the "Fund").

      The Proxy may be revoked at any time before it is exercised by written instructions to the Fund or by filing a new Proxy with a later date, and any stockholder attending the meeting may vote in person, whether or not he or she has previously filed a Proxy. Shares represented by all properly executed Proxies received in time for the meeting will be voted. Where a stockholder has specified a choice on the Proxy with respect to Proposals 1 and 3 in the Notice of Annual Meeting, his or her shares will be voted accordingly. If no directions are given, the stockholder's shares will be voted in favor of the Proposals. Unless authority to vote for all nominees or for an individual nominee pursuant to Proposal 2 is specifically withheld, the Proxy will be voted for the election of all of the persons nominated by the Board of Directors to become directors. The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Royce & Associates, Inc. ("Royce"), the Fund's investment adviser, may solicit Proxies personally and by telephone, if deemed desirable.

     On March 18, 1999, the record date for the meeting, there were 8,423,423 shares of Common Stock and 800,000 shares of Preferred Stock of the Fund outstanding. Stockholders entitled to vote are those of record on that date. Shares of both the Common Stock and the Preferred Stock are entitled to one vote on each item of business at the meeting. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the meeting, who serve as Inspectors and Judges of Election at the meeting and who have executed an Inspectors and Judges Oath. Neither abstentions nor broker non-votes are counted in the tabulation of such votes.

      The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock and Preferred Stock as of the record date.

                    	      Class        Amount and Nature        Percentage
Name and Address of Owner     of Stock     of Ownership             of Class
-------------------------     --------     --------------- 	    --------
Charles M. Royce              Common       725,639 shares--            8.6%
1414 Avenue of the Americas                Beneficial (sole voting
New York, NY 10019                   	   and investment power)


Wachovia Corporation          Common       581,182 shares--            6.9%
100 North Main Street                      Beneficial (sole voting
Winston Salem, NC 27150                    and investment power)

Yale University               Common       523,156 shares--            6.2%
451 College Street                 	   Beneficial (sole voting
P.O. Box 1074 Yale Station                 and investment power)
New Haven, CT 06520

Cede & Co. FAST               Common       7,510,941 shares-Record     89.2%
P.O. Box 20 Bowling
  Green Station               Preferred    787,750 shares-Record       98.5%
New York, NY 10274


                 SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

               Common                        			Preferred
Proposal       Stockholders                       		Stockholders
-------	       ------------					------------

   1           Common and Preferred Stockholders, voting together as a single class

               Common                        			Preferred
Proposal       Stockholders                       		Stockholders
-------	       ------------					------------
   2           Common  and  Preferred  Stockholders,       	Preferred Stockholders,
               voting together as a single class, elect    	voting as a separate class,
               4 directors                          	    	elect 2 additional directors

   3           Common and Preferred Stockholders, voting together as a single class


           1.   AMENDMENT OF THE FUND'S ARTICLES OF INCORPORATION
          CHANGING ITS NAME TO ROYCE FOCUS TRUST, INC. (Proposal 1)

      The Fund's Board of Directors has approved and recommends that stockholders approve changing the name of the Fund from "Royce Global Trust, Inc." to "Royce Focus Trust, Inc." Management believes that the proposed change of name more accurately reflects the Fund's evolved strategy of investing in a limited number of domestic and foreign portfolio companies, a strategy which has been described in the Fund's recent reports to stockholders. No change in the Fund's stated investment objective or restrictions was required to permit the Fund to pursue this strategy, and none would be required in connection with the proposed name change. Thus, while the word "Global" would no longer appear in the Fund's name, the Fund would continue to seek to achieve its investment objective of long-term capital appreciation by normally investing more than 65% of its assets in securities of companies of at least three countries, including the United States.

      If this proposal is approved, Article I of the Fund's Articles of Incorporation would read in its entirety as follows:

                                 "Article I

                                    Name

     The name of the Corporation is ROYCE FOCUS TRUST, INC."

Vote Required

      The proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.


                    2. ELECTION OF DIRECTORS (Proposal 2)

     Six directors are proposed for election at the meeting, each director to hold office until the next Annual Meeting of Stockholders and until his successor shall have been elected and qualified. The holders of both the Common Stock and the Preferred Stock, voting together as a single class, are entitled to elect four directors. The holders of the Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors. The Fund's Board of Directors has nominated the following six persons, each of whom has served as a director since October 31, 1996 (except for William L. Koke, who has served as a director since August 1997, and Donald R. Dwight, who has served as a director since June 1998), to become directors of the Fund. Certain information concerning them is set forth below. Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for election as a director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying form of Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

                                  Positions With
          Name      	Age       The Fund            	Elected By
	  ----		---	  --------------	----------
     Charles M. Royce    59       Director, President 	Common and
                              	  and Treasurer       	Preferred

     Donald R. Dwight    67       Director            	Common and
                                             		Preferred

     Richard M. Galkin   60        Director            	Common and
							Preferred

                                  Positions With
          Name      	Age       The Fund            	Elected By
	  ----		---	  --------------	----------
     Stephen L. Isaacs   59       Director            	Preferred only

     William L. Koke     64       Director            	Common and
                                             		Preferred

     David L. Meister    59       Director            	Preferred only

      A total of 5 meetings of the Board of Directors were held during the year ended December 31, 1998, and each director attended 75% or more of the meetings held during the period in which he served.

      The Board of Directors has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke and David L. Meister, which is responsible for recommending the selection and nomination of the Fund's independent auditors and for conducting post-audit reviews of its financial condition with the auditors. The Audit Committee held two meetings during the year ended December 31, 1998, and each member of the Audit Committee attended both of the meetings, except for Mr. Dwight who attended only one of the meetings since he did not join the Board until after the first such meeting had been held. The Board of Directors does not have any other standing committees.

      There are no family relationships between any of the Fund's directors and officers.

      As of the record date, the Fund's directors beneficially owned the following shares of its Common Stock:

     Name of Director               Amount             Percentage of Class
     ----------------		    ------	       -------------------
     Charles M. Royce ............. 725,639 shares		8.6%
     Donald  R. Dwight .............     500 shares		-
     Richard  M. Galkin .............. 1,000 shares		-
     Stephen L. Isaacs ................. 597 shares		-
     William L. Koke  .................. 500 shares		-
     David L. Meister .........................None             -

      Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the record date, all directors and officers of the Fund as a group (11 persons) beneficially owned 885,440 shares of the Fund's Common Stock, constituting 10.5% of the class, and no shares of its Preferred Stock.

      For the year ended December 31, 1998, Mr. Isaacs failed to file on a timely basis 1 report required by Section 16(a) of the Securities Exchange Act of 1934.

Business Experience

      Set forth below is certain information as to the principal business experience of the Fund's directors during the past five years.

      Charles M. Royce is the President, Secretary, Treasurer and sole director and sole voting shareholder of Royce, the Fund's investment adviser and the investment adviser to 15 other mutual funds. He has served as Royce's President and Treasurer for more than 25 years. Mr. Royce also manages three private investment partnerships through Royce Management Company ("RMC"), a registered investment adviser, of which he is the managing general partner.

      Donald R. Dwight is President of Dwight Partners, Inc., corporate communications consultants. From 1982 until March 1998, he served as Chairman of Newspapers of New England, Inc. and is now its Chairman Emeritus. He is also a trustee of the registered investment companies constituting the Eaton Vance funds. Mr. Dwight's prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

      Richard M. Galkin is a private investor and the President of Richard M. Galkin Associates, Inc., tele-communications consultants. His prior business experience includes having served as President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Havermills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comstat).

     Stephen L. Isaacs has been President of The Center for Health and Social Policy since September 1996 and President of Stephen L. Isaacs Associates, consultants. He was a Director of the Columbia University Development Law and Policy Program and a Professor at Columbia University until August 1996.

      William L. Koke is a financial planner and President of Shoreline Financial Consultants. His prior business experience includes having served as Director of Financial Relations of SONAT, Inc. (formerly Southern Natural Resources, Inc.), Treasurer of Ward Foods, Inc. and President of CFC, Inc.

      David L. Meister is a consultant in the communications industry. His prior business experience includes having served as President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

     Mr. Royce is also President and Treasurer of Royce Micro-Cap Trust, Inc. ("OTCM"), Royce Value Trust, Inc. ("RVT"), The Royce Fund ("TRF") and Royce Capital Fund ("RCF"), registered management investment companies. Messrs. Royce, Dwight, Galkin, Isaacs and Meister are also directors/trustees of OTCM, RVT, TRF and RCF. Mr. Koke is also a trustee of TRF. Mr. Royce is also the sole director and Secretary of Royce Fund Services, Inc., the distributor of The Royce Fund's shares.

      Mr.  Royce is an "interested person" of the Fund within the meaning  of
Section 2(a)(19) of the Investment Company Act of 1940.

      In addition to Mr. Royce, three Vice Presidents of the Fund are also officers of Royce.

Remuneration of Directors and Officers

      Set forth below is the compensation paid by the Fund and the four other registered investment companies comprising The Royce Funds to each director for the year ended December 31, 1998.

	              Aggregate Compensation   Total Compensation From the Fund
  Director            From the Fund            and Other Royce Funds
  --------	      ----------------------   --------------------------------
  Charles M. Royce             -                             -
  Donald R. Dwight          $2,090                       $34,295
  Richard M. Galkin          3,750                        61,750
  Stephen L. Isaacs          3,750                        61,750
  William L. Koke            3,750                        38,750
  David L. Meister           3,750                        61,750

      Each of the Fund's non-affiliated directors receives a base fee of $2,500 per year plus $250 for each meeting of the Board of Directors attended. No director of the Fund received remuneration for services as a director for the year ended December 31, 1998 in addition to or in lieu of this standard arrangement.

Vote Required

      A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

                             3.  RATIFICATION OF
          SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 3)

      The Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, has selected Tait, Weller & Baker, independent accountants, to serve as the Fund's auditors for the year ending December 31, 1999. Stockholders are asked, through this proposal, to ratify this selection.

      Tait, Weller & Baker has informed the Fund that neither Tait, Weller & Baker nor any of its partners has any direct or indirect financial interest in the Fund except as auditors and independent public accountants. A representative of Tait, Weller & Baker is not expected to be present at the meeting, but has been given an opportunity to make a statement if he so desires, and will be available should any matter arise requiring his participation.

Vote Required

     Ratification of the selection of Tait, Weller & Baker as the independent public accountants of the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, present or represented at the meeting (assuming that more than 50% of the shares are present or represented).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

                              4. OTHER BUSINESS

      While the meeting has been called to transact any business that may properly come before it, the Trustees know of no other business than the matters stated in Proposals 1, 2 and 3 in the Notice of the Annual Meeting. However, if any additional matter properly comes before the meeting and on all matters incidental to the conduct of the meeting, it is the intention of the person or persons named in the enclosed Proxy to vote in accordance with their judgment on such matters.

                           ADDITIONAL INFORMATION

      The address of Royce & Associates, Inc., the Fund's investment adviser, is 1414 Avenue of the Americas, New York, New York 10019.

                            STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Fund's 2000 Annual Meeting of Stockholders must be received by the Fund by November 26, 1999, for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. In 1998, the Board of Directors adopted certain amendments to the Fund's Bylaws that generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. With respect to the 2000 and subsequent annual meetings, notice of any such nomination or other business must be received at the Fund's principal executive office not less than 15 calendar days before the annual meeting.

      This notice provision was adopted to afford stockholders a fair opportunity to present matters for consideration at stockholders meetings, while ensuring that directors will have a reasonable opportunity to consider the matters proposed and to inform stockholders about all sides of the particular issue if they deem it appropriate to do so.

      The above summary of the terms of the changes to the Bylaws is not complete and is subject to and qualified by reference to the complete text of the Fund's Amended and Restated Bylaws filed with the Securities and Exchange Commission as an exhibit to the Fund's Form N-SAR for the period ended June 30, 1998.

  PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE ACCOMPANYING
                           POSTAGE-PAID ENVELOPE.

RCGT-PS-99

COMMON STOCK        	  ROYCE GLOBAL TRUST, INC.             COMMON  STOCK
                        1414 Avenue of the Americas
                            New York, NY  10019

  	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, a Common Stockholder of Royce Global Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on March 18, 1999, at the Annual Meeting of Stockholders to be held on April 28, 1999, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


_____________________________________	_____________________________________


_____________________________________	_____________________________________


_____________________________________	_____________________________________

X PLEASE MARK VOTES
    AS IN THIS EXAMPLE

_____________________________________________

     ROYCE GLOBAL TRUST, INC.
         COMMON STOCK
_____________________________________________

                                                     For     Against   Abstain

               1. PROPOSAL TO AMEND ARTICLES        /  /      /  /	 /  /
                  OF INCORPORATION CHANGING FUND'S
                  NAME TO ROYCE FOCUS TRUST, INC.
                                                             With-     For All
                                                     For     hold      Except

               2. ELECTION OF DIRECTORS		     /  /      /  /	 /  /

                   CHARLES M. ROYCE, DONALD R. DWIGHT
                  RICHARD M. GALKIN AND WILLIAM L. KOKE

                  If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                     For     Against   Abstain

               3. PROPOSAL TO RATIFY THE SELECTION   /  /      /  /	 /  /
                  OF TAIT,  WELLER & BAKER AS IN-
                  DEPENDENT PUBLIC ACCOUNTANTS


               4. THE PROXIES ARE AUTHORIZED TO VOTE
                  UPON SUCH OTHER BUSINESS AS MAY
                  PROPERLY COME BEFORE THE MEETING.


Please be sure to sign and date this Proxy.     Date:

Mark box at the right if an address change or comment has been noted on the reverse side of this card.


Stockholder sign here       Co-owner sign here       RECORD DATE SHARES:

PREFERRED STOCK     	ROYCE GLOBAL TRUST, INC.     	PREFERRED STOCK
                      1414 Avenue of the Americas
                         New York, NY  10019

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, a Preferred Stockholder of Royce Global Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.45% Cumulative Preferred Stock of the Fund held of record by the undersigned on March 18, 1999, at the Annual Meeting of Stockholders to be held on April 28, 1999, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


_____________________________________	_____________________________________


_____________________________________	_____________________________________


_____________________________________	_____________________________________

X PLEASE MARK VOTES
    AS IN THIS EXAMPLE

_____________________________________________

ROYCE GLOBAL TRUST, INC.
     PREFERRED STOCK
_____________________________________________


                                                     For     Against   Abstain

               1. PROPOSAL TO AMEND ARTICLES        /  /      /  /	 /  /
                  OF INCORPORATION CHANGING FUND'S
                  NAME TO ROYCE FOCUS TRUST, INC.
                                                             With-     For All
                                                     For     hold      Except

               2. ELECTION OF DIRECTORS		     /  /      /  /	 /  /

                   CHARLES M. ROYCE, DONALD R. DWIGHT
                  RICHARD M. GALKIN, STEPHEN L. ISAACS,
                  WILLIAM L. KOKE AND DAVID L. MEISTER

                  If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                     For     Against   Abstain

               3. PROPOSAL TO RATIFY THE SELECTION   /  /      /  /	 /  /
                  OF TAIT,  WELLER & BAKER AS IN-
                  DEPENDENT PUBLIC ACCOUNTANTS


               4. THE PROXIES ARE AUTHORIZED TO VOTE
                  UPON SUCH OTHER BUSINESS AS MAY
                  PROPERLY COME BEFORE THE MEETING.


Please be sure to sign and date this Proxy.     Date:

Mark box at the right if an address change or comment has been noted on the reverse side of this card.


Stockholder sign here       Co-owner sign here       RECORD DATE SHARES: